Attachment 1—Letter to Contract Owners
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409
(logo Great American Financial Resources)
Annuity Investors Life Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.GAFRI.com
Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202

Phone Fax	800-789-6771 513-412-3766
Dear Variable Annuity Contract Owner or Participant:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
The enclosed document is the June 30, 2009 Semi-Annual Report information for the underlying investments of your variable annuity contract, issued by Annuity Investors Life Insurance Company. This document is reflective of your subaccount allocation as of this date. Carefully review this material, and retain it for your records.
Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract’s fees and charges. Keep in mind, past performance cannot predict or guarantee future returns.
If you have any questions, please contact either your investment professional or the Annuity Investors® Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources
This report is for the information of owners of, and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, please call (800) 789-6771.

Principal Underwriter/Distributor: Great American Advisors®, Inc., member FINRA, and a subsidiary of Great American Financial Resources®, 525 Vine Street, Cincinnati, OH 45202	Our subsidiaries include:	Great American Life Insurance Company®
Annuity Investors Life Insurance Company®
Loyal American Life Insurance Company®
United Teacher Associates Insurance Company
Manhattan National Life Insurance Company

Attachment 2—List of Underlying Portfolios
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number
AIM Variable Insurance Funds		811-07452
•	AIM V.I. Capital Development Fund—Series I Shares
•	AIM V.I. Core Equity Fund—Series I Shares
•	AIM V.I. Government Securities Fund—Series I Shares

American Century® Variable Portfolios, Inc.		811-05188
•	American Century VP Large Company Value Fund—Class I
•	American Century VP Mid Cap Value Fund—Class I
•	American Century VP Ultra® Fund—Class I
•	American Century VP VistaSM Fund—Class I

BlackRock Variable Series Funds, Inc.		811-03290
•	BlackRock Basic Value V.I. Fund—Class I
•	BlackRock Global Allocation V.I. Fund—Class I
•	BlackRock High Income V.I. Fund—Class I
•	BlackRock Money Market V.I. Fund—Class I

Dreyfus Investment Portfolios		811-08673
•	Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares		811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares		811-05719

Dreyfus Variable Investment Fund		811-05125
•	Dreyfus VIF Appreciation Portfolio—Initial Shares
•	Dreyfus VIF Developing Leaders Portfolio—Initial Shares
•	Dreyfus VIF Growth and Income Portfolio—Initial Shares
•	Dreyfus VIF Money Market Portfolio

DWS Investments VIT Funds		811-07507
•	DWS Small Cap Index VIP—Class A

Janus Aspen Series		811-07736
•	Janus Balanced Portfolio—Institutional Shares
•	Janus Forty Portfolio—Institutional Shares
•	Janus Overseas (formerly International Growth) Portfolio—Service Shares
•	Janus Enterprise (formerly Mid Cap Growth) Portfolio—Institutional Shares

Oppenheimer Variable Account Funds		811-04108
•	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
•	Oppenheimer Main Street Fund®/VA—Non-Service Shares

PIMCO Variable Insurance Trust		811-08399
•	PIMCO VIT High Yield Portfolio—Administrative Class
•	PIMCO VIT Real Return Portfolio—Administrative Class

Van Kampen—The Universal Institutional Funds, Inc.		811-07607
•	Van Kampen UIF Core Plus Fixed Income Portfolio—Class I
•	Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I
•	Van Kampen UIF U.S. Real Estate Portfolio—Class I

Janus Aspen Series		811-07736
•	Janus Worldwide (formerly Worldwide Growth) Portfolio—Inst. Shares (closed)